UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Key Energy Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2019 (March 26, 2019)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2019, Key Energy Services, Inc., a Delaware corporation (the “Company”) received notice from Scott P. Miller, the Company’s Senior Vice President of Operational Services and Chief Administrative Officer, that he will voluntarily resign from all employment positions with the Company effective as of April 1, 2019, to take a position at a company outside of the well-servicing industry.

This information should be read in conjunction with the proxy statement of the Company dated March 15, 2019, which was made available to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for the 2019 Annual Meeting of Stockholders and any adjournment or postponement thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: March 28, 2019	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Senior Vice President, General Counsel and Secretary